Supplement dated March 20, 2020 to your variable annuity Prospectus dated May 1, 2019 for the variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Currency Strategies Portfolio and the Pacific Select Fund Inflation Strategy Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On March 18, 2020, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Contract Owners. If the plan of liquidation is approved by Contract Owners, the transfer of the Currency Strategies Portfolio and the Inflation Strategy Portfolio will occur on or about April 30, 2020 (the “Transfer Date”). This is not a liquidation of your Contract.

Effective April 1, 2020, the Currency Strategies Portfolio and the Inflation Strategy Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Currency Strategies Portfolio and the Inflation Strategy Portfolio as of the end of the Business Day on March 31, 2020, may continue to make Purchase Payments, transfers, or withdrawals involving the Currency Strategies Portfolio and the Inflation Strategy Portfolio. If you have Contract Value in the Currency Strategies Portfolio and the Inflation Strategy Portfolio and withdraw or transfer out 100% of that Contract Value, you will not be able to re-invest in the Currency Strategies Portfolio and the Inflation Strategy Portfolio before the Transfer Date.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccounts investing in the Currency Strategies Portfolio or the Inflation Strategy Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year and without incurring any transfer fees or other charges. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the Currency Strategies Portfolio or the Inflation Strategy Portfolio Subaccounts after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio.  Such transfers will be based on the applicable Subaccount unit values, and the relative net asset values of the Currency Strategies Portfolio, the Inflation Strategy Portfolio, and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer.  The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Currency Strategies Portfolio and the Inflation Strategy Portfolio Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Currency Strategies Portfolio and/or the Inflation Strategy Portfolio Subaccounts will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Currency Strategies Portfolio and the Inflation Strategy Portfolio are deleted from the Contract Prospectus after the Transfer Date.

Pacific Select Fund Portfolio Name and Investment Adviser/Manager Changes

Effective May 1, 2020, the name of the Pacific Select Fund Developing Growth Portfolio is changed to the Pacific Select Fund Small-Cap Growth Portfolio. In addition, the Investment Adviser/Manager will change from Lord Abbett & Co. LLC to MFS Investment Management.

All references in the Contract Prospectus to the Pacific Select Fund Developing Growth Portfolio are replaced with the Pacific Select Fund Small-Cap Growth Portfolio.

Form No. NYSUP0320